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                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------



The Board of Directors
Dycam Inc.


We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (333-04597) and on Forms S-8 (33-86252, 33-86254 and 33-
86374) of our report dated March 17, 1998 appearing in the Annual Report on Form 10-KSB of Dycam Inc. for the year ended December 31, 1997.



                                 CORBIN & WERTZ

Irvine, California
April 13, 1998


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